UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2025
Royal Gold, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1144 15th Street, Suite 2500, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 573-1660
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 par value	RGLD	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On June 26, 2025, Royal Gold, Inc. (the “Company”) entered into the Sixth Amendment to Revolving Facility Credit Agreement (the “Sixth Amendment”) by and among the Company and RGLD Gold AG, as borrowers; certain of the Company’s subsidiaries, as guarantors; certain banks and financial institutions, as lenders; the Bank of Nova Scotia, as administrative agent; and the Bank of Nova Scotia, Canadian Imperial Bank of Commerce, and BofA Securities, Inc., as joint lead arrangers.

The Sixth Amendment amends the Revolving Facility Credit Agreement, dated June 2, 2017 (as amended, the “Credit Agreement”), to, among other things:
•extend the maturity date from June 28, 2028 to June 30, 2030;
•increase the size of the accordion feature from $250 million to $400 million, which, subject to satisfaction of certain conditions and receipt of additional commitments from existing or new lenders, allows the borrowers to increase the aggregate commitments under the revolving credit facility to up to $1.4 billion; and
•revise the leverage ratio required of the borrowers to be less than or equal to 4.00:1.00, rather than 4.00:1.00 for the two fiscal quarters following the consummation of a material permitted acquisition and 3.50:1.00 at all other times.

Except as set forth in the Sixth Amendment, the other terms and conditions of the Credit Agreement remain in full force and effect.

The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Sixth Amendment to Revolving Facility Credit Agreement, dated as of June 26, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.

Date: July 1, 2025	By:	/s/ David R. Crandall
		Name:	David R. Crandall
		Title:	Vice President, Corporate Secretary and Chief Compliance Officer